Exhibit 10.12

August 19, 2004

IRREVOCABLE LETTER OF CREDIT NUMBER SB/IRB 314

BENEFICIARY	APPLICANT

Wells Fargo Bank, National Association	Lifecore Biomedical, Inc.
Sixth Street and Marquette Avenue	3515 Lyman Boulevard
Minneapolis, Minnesota 55479	Chaska, Minnesota 55318

AMOUNT

USD $5,699,411.00

EXPIRY DATE

September 15, 2007

     Wells Fargo Bank, National Association, as Trustee (the “Trustee”) under the Indenture of Trust, dated as of August 1, 2004 (the “Indenture”) between the City of Chaska, Minnesota (the “Issuer”), and the Trustee, pursuant to which $5,630,000.00 in aggregate principal amount of the Issuer’s Variable Rate Demand Purchase Revenue Bonds (Lifecore Biomedical, Inc. Project), Series 2004 (the “Bonds”) are being issued on behalf of Lifecore Biomedical, Inc., a Minnesota corporation (the “Borrower”), to finance the refinancing of certain indebtedness for the Borrower is hereby irrevocably authorized to draw on M&I Marshall & Ilsley Bank, Irrevocable Letter of Credit Number SB/IRB 314 for account of the Borrower pursuant to a Reimbursement Agreement dated as of August 1, 2004 (as amended or extended, the “Credit Agreement”) between us and the Borrower, available by your drawing upon the terms and conditions hereinafter set forth, an aggregate amount not exceeding USD $5,699,411.00 hereinafter, as reduced from time to time in accordance with the provisions hereof, the “Stated Amount”).

     Of the Stated Amount (a) up to $5,630,000.00 (the “Principal Portion”) may be drawn at any time and from time to time with respect to (i) payment of the purchase price of Bonds or beneficial ownership interests tendered for purchase or (ii) amounts due as principal of the Bonds, whether at maturity or upon acceleration, demand or prepayment or call for redemption; and (b) up to $69,411.00 (the “Interest Portion”) may be drawn at any time and from time to time with respect to payment of up to 45 days’ accrued interest on the Bonds (up to a maximum rate of 10% per annum) whether at interest payment dates, maturity or upon acceleration, demand or prepayment or call for redemption or the interest component of the purchase price of Bonds or

PAGE 2 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

beneficial ownership interests tendered for purchase on or prior to the stated maturity of the Bonds (provided, however, that any amount drawn with respect to interest may not exceed the amount of unpaid interest accrued and to accrue on the Bonds to the applicable interest payment date or the date fixed for redemption or the purchase date, as determined by you pursuant to the Indenture and herein).

     All interest shall be calculated on the basis of actual number of days over a 365-day or 366-day, as the case may be, year.

     This Letter of Credit shall expire at 4:00 p.m., Milwaukee, Wisconsin time, on September 15, 2007 (the “Expiry Date”). Notwithstanding the foregoing, this Letter of Credit shall expire earlier than such date upon the first to occur of (a) the date of receipt by us of notice from you as Trustee that a Substitute Letter of Credit (as defined in the Indenture) has been issued in substitution for this Letter of Credit and such Substitute Letter of Credit is then effective, which notice shall be in the form of Exhibit F hereto; (b) the date on which we honor a final drawing or drawings available to be made under this Letter of Credit, in which event this Letter of Credit shall expire immediately after we honor such drawing or drawings; (c) the date of receipt by us of notice from you as Trustee of a certificate stating that no Bonds remain outstanding under the Indenture and the Indenture has been discharged, which notice shall be in the form of Exhibit G hereto; (d) fourteen (14) calendar days after the earlier of (i) the date of the acceleration of the Bonds under the Indenture because of the occurrence of an Event of Default or (ii) the date you have received written notice from us to accelerate the Bonds because of the occurrence of an Event of Default under the Credit Agreement, as the case may be; or (e) a Conversion Date for the Bonds of which you have provided us notice in the form of Exhibit I hereto.

     In the event that any Expiry Date of this Letter of Credit as specified in the preceding paragraph is not a Business Day (as hereinafter defined), this Letter of Credit shall expire at 4:00 p.m., Milwaukee, Wisconsin time, on the next following Business Day.

     Upon its expiration, the Letter of Credit and all amendments related thereto shall be returned by you to us.

     Funds under this Letter of Credit are available to you against your written certificate(s) presented to us, signed by an individual purporting to be an authorized officer, appropriately completed, in the form of Exhibit A, B or C hereto as indicated below. Presentation of such certificates shall be made at the offices of M&I Marshall & Ilsley Bank, 770 North Water Street, Milwaukee, Wisconsin 53202, Attention: Trade Services-IRB LC, 10th Floor, or at any other office which may be designated by us by written notice delivered to you.

PAGE 3 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

     If a drawing in respect of payment for interest on the Bonds or for amounts due at maturity or upon acceleration, demand or prepayment or call for redemption is made by you hereunder at or prior to 1:30 p.m., Milwaukee, Wisconsin time, on a Business Day and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, we shall initiate a wire to you of the amount specified by 11:00 a.m., Milwaukee, Wisconsin time, on the next Business Day. If such a drawing is made after 1:30 p.m., Milwaukee, Wisconsin time, on a Business Day and provided that such drawing and the documents presented conform to the terms and conditions hereof, we will initiate a wire to you of the amount specified by 11:00 a.m., Milwaukee, Wisconsin time, on the second following Business Day.

     If a drawing in respect of payment of the purchase price of tendered Bonds is made by you hereunder at or prior to 10:30 a.m., Milwaukee, Wisconsin time, on a Business Day and provided that such drawing and the documents presented in connection therewith conform to the terms and conditions hereof, we shall initiate a wire to you of the amount specified by 2:00 p.m., Milwaukee, Wisconsin time, on the same Business Day. If such a drawing is made after 10:30 a.m., Milwaukee, Wisconsin time, on a Business Day and provided that such drawing and the documents presented conform to the terms and conditions hereof, we shall initiate a wire to you of the amount specified by 11:00 a.m., Milwaukee, Wisconsin time, on the next Business Day.

     For purposes of this Letter of Credit, presentation of a certificate shall be made in person, by mail or by telecopy (or other electronic telecommunication) without further need of documentation, it being understood that appropriate certificates submitted via such telecopy (or other electronic telecommunication) are to be the sole operative instruments of drawing; provided, however, that with respect to any drawing which reduces the Stated Amount hereunder to zero (a) if such drawing is made in person or mail, the drawing certificate shall be accompanied by the original of this Letter of Credit and all amendments hereto, and (b) if such drawing is made by facsimile or other electronic means, the original of this Letter of Credit and all amendments hereto shall be sent on the day of such draw by overnight delivery to us at the address set forth below. No sight drafts are required to be presented hereunder. Drawings shall be presented to us at our office located at 770 North Water Street, Milwaukee, Wisconsin 53202, Attention: Trade Services-IRB LC, telecopy number (414) 765-7788 (or such other place or electronic address as we may from time to time specify).

     This Letter of Credit is not negotiable by any financial institution other than M&I Marshall & Ilsley Bank. As used herein “Business Day” shall mean a day in which each of the cities where the principal corporate trust offices of the Trustee and the principal offices of M&I

PAGE 4 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

Marshall & Ilsley Bank are located is not a Saturday, a Sunday or a day on which banking institutions are authorized or required by law to close.

     Payment of all drawings under this Letter of Credit will be made in immediately available funds and from moneys of M&I Marshall & Ilsley Bank and not from funds of any Borrower under the Credit Agreement.

     No drawing may be made hereunder to pay principal of, or interest on, or the purchase price of, or premium on, any Pledged Bonds (as defined in the Indenture)

     Principal Portion Drawings. Drawings under the Principal Portion to pay principal of the Bonds due to redemption, acceleration, prepayment or maturity (an “A Drawing”) must be made by presentation to us of your appropriately completed written certificate, signed by an individual purporting to be an authorized officer, in the form of Exhibit A hereto. Drawings under the Principal Portion to purchase tendered Bonds or beneficial ownership interests of tendered Bonds (a “B Drawing”) must be made by presentation to us of your appropriately completed written certificate signed by an individual purporting to be an authorized officer in the form of Exhibit B hereto.

     Interest Portion Drawings. Drawings under the Interest Portion to pay interest due and payable on the Bonds (a “C Drawing”) must be made by presentation to us of your appropriately completed written certificate signed by an individual purporting to be an authorized officer in the form of Exhibit C hereto.

     In the case of any A Drawing or B Drawing, the Stated Amount shall automatically be reduced (subject to the provisions below regarding reinstatement with respect to a B Drawing) by (a) an amount of the Principal Portion equal to 100% of the amount of such drawing and (b) unless the Interest Portion has already been reduced pursuant to a C Drawing which has not been reinstated, an amount of the Interest Portion equal to 45 days’ interest on the amount of the Principal Portion drawing calculated at an assumed rate of 10% per annum. In the case of any C Drawing, the Interest Portion shall automatically be reduced by the amount of such drawing except to the extent the Interest Portion has already been reduced because of a concurrent A Drawing.

     Reinstatement of A Drawings and B Drawings. A Drawings shall not be reinstated. Reductions in the Principal Portion and Interest Portion resulting from a B Drawing shall be reinstated upon the resale of all or any portion of the Bonds or beneficial ownership interests purchased with the proceeds of such B Drawing and the receipt by us of (a) such resale proceeds in the amount by which the Principal Portion and Interest Portion of the Stated Amount is to be

PAGE 5 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

reinstated plus interest due us on such drawing as set forth in the Credit Agreement and (b) a notice from you as Trustee as to the amount by which the Principal Portion and Interest Portion of the Stated Amount is to be reinstated, which notice shall be in the form of Exhibit H hereto.

     Reinstatement of C Drawings. The Interest Portion shall be automatically reinstated in an amount equal to the amount of any reduction resulting from a C Drawing upon the earlier of (a) our receipt from the Borrower, in accordance with the terms of the Credit Agreement, of an amount equal to such C Drawing or (b) the seventh Business Day following the honoring of such drawing. Notwithstanding the foregoing, such amount shall not be reinstated if we shall have delivered written notice to you, as Trustee, which notice shall be given on or before the close of business on the seventh Business Day following the honoring of such C Drawing, that such amount available to be drawn under the Letter of Credit to pay interest on the Bonds has not been reinstated and such notice directs acceleration of the Bonds.

     Likewise, the Principal Portion shall be reduced automatically upon the date notice is received from you in the form of Exhibit E attached hereto appropriately completed that prepayment of the Bonds (whether by optional or mandatory redemption or otherwise) under the Indenture (other than Letter of Credit proceeds) has taken place. The Interest Portion (unless it has already been reduced because of a C Drawing that has not been reinstated) and the Stated Amount shall be reduced proportionately to the reduction in the Principal Portion.

     If there has been an acceleration of the Bonds under the Indenture because of the occurrence of an Event of Default under the Indenture, you must present a drawing hereunder to pay principal and interest then due on the Bonds within thirteen (13) calendar days after the date of the acceleration of the Bonds under the Indenture because of the occurrence of an Event of Default, and the payment date on the Bonds (the “Acceleration Payment Date”) shall not be later than fourteen (14) calendar days from the date of the acceleration of the Bonds under the Indenture because of the occurrence of an Event of Default, and the Interest Portion which would otherwise be available under this Letter of Credit will be reduced to cover interest to accrue on the Bonds only to such Acceleration Payment Date (and the Stated Amount will be reduced correspondingly).

     If we have notified you that an Event of Default has occurred under the Credit Agreement, that we are terminating this Letter of Credit and that we are directing you to cause a mandatory tender of the Bonds, you must present a drawing hereunder to pay principal and interest due with respect to such tender of the Bonds within thirteen (13) calendar days after the date which we have given you such notice and the purchase date for the tender on the Bonds the (“Mandatory Bond Purchase Date”) shall not be later than fourteen (14) calendar days from the date of our notice to you and the Interest Portion which would otherwise be available under this

PAGE 6 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

Letter of Credit to cover the interest portion of the tender price will be reduced to cover interest to accrue on the Bonds only to such Mandatory Bond Purchase Date (and the Stated Amount will be reduced correspondingly).

     If a demand for payment made by you hereunder does not, in any instance, conform to the terms and conditions of this Letter of Credit, we shall give you prompt notice that the purported demand for payment was not effected in accordance with the terms and conditions of this Letter of Credit, stating the reasons therefor and that we are holding any documents at your disposal or are returning the same to you, as we may elect. Upon being notified that the purported demand for payment was not effected in accordance with this Letter of Credit, you may attempt to correct any such nonconforming demand for payment if, and to the extent that, you are entitled (without regard to the provisions of this sentence) and able to do so.

     Only the Trustee may make a drawing under this Letter of Credit. Upon the payment to the Trustee or to the Trustee’s account of the amount specified in a drawing drawn hereunder, we shall be fully discharged on our obligation under this Letter of Credit with respect to such drawing and we shall not thereafter be obligated to make any further payments under this Letter of Credit with respect to such drawing to the Trustee or any other person who may have made to the Trustee or makes to the Trustee a demand for payment of principal of or interest on or purchase price of any Bond.

     We shall be entitled to conclusively rely upon all certificates for drawing presented to us and we shall have no duty to investigate any facts set forth in any certificates.

     This Letter of Credit applies only to the principal amount of the Bonds and the purchase price of Tendered Bonds or beneficial ownership interests and an amount equal to up to 45 days’ interest accruing on the Bonds on or prior to the redemption date or stated maturity of the Bonds or the tender date with respect to purchased Bonds or beneficial ownership interests, and does not apply to any interest that may accrue thereon after such maturity or redemption date or tender date (unless reinstated as provided above, in the case of purchase price of tendered bonds or beneficial ownership interests). This Letter of Credit does not apply to any redemption premium, if any, or any fees or expenses of the Trustee or the Issuer and no funds are available under this Letter of Credit for payment of any such amounts.

     Communications with respect to this Letter of Credit shall be in writing and shall be addressed to us at 770 North Water Street, Milwaukee, Wisconsin 53002, Attention: Trade Services-IRB LC, 10th Floor or shall be by facsimile at (414) 765-7788 or by other electronic telecommunications, specifically referring thereon to “M&I Marshall & Ilsley Bank Irrevocable

PAGE 7 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

Letter of Credit Number SB/IRB 314.” We will communicate to you by mail or facsimile or other electronic telecommunications.

     Except as otherwise expressly stated herein, this Letter of Credit is subject to the Uniform Customs and Practice for Documentary Credits (1993 Revisions), International Chamber of Commerce, Publication No. 500 (the “Uniform Customs”). This Letter of Credit is issued under the laws of the State of Wisconsin and shall, as to matters not governed by the Uniform Customs, be governed by and construed in accordance with the laws of said State, without regard to principles of conflicts of law.

     It is understood that if documents relating to a drawing are presented to us in compliance with all the terms of this Letter of Credit prior to the date on which this Letter of Credit would otherwise expire as set forth in this Letter of Credit, and if our business has been interrupted by an Act of God, riot, civil commotion, insurrection, war or any other cause beyond our control, or by any strike or lockout (such event herein called an “Interruption Event”) which prevents us from meeting our obligations under this Letter of Credit with respect to such drawing prior to such time, we shall remain obligated to pay the amount of such drawing until two Business Days after the resumption of our business following the Interruption Event. It is further understood that if the beneficiary is prevented by circumstances reasonably beyond its control from presenting documents with respect to any drawing prior to the date on which this Letter of Credit would otherwise expire as set forth in this Letter of Credit because of such an Interruption Event, we shall remain obligated to pay the amount of such drawing until two Business Days after the resumption of your business following the Interruption Event.

     This Letter of Credit is transferable in its entirety (but not in part) to any transferee who has succeeded to you as Trustee under the Indenture and such transferred Letter of Credit may be successively transferred. Transfer of the available drawing(s) under this Letter of Credit to such transferee shall be effected by presentation to us of this original Letter of Credit and all amendments related thereto accompanied by the transfer forms attached hereto as Exhibit D. We will then, at our option, either (a) issue to the transferee a replacement Letter of Credit which shall be identical to this Letter of Credit except that it shall set forth the transferee, as Beneficiary, and it will reflect any amendments then applicable or (b) endorse on the reverse side of this Letter of Credit the new beneficiary and forward the Letter of Credit to the new beneficiary.

     This Letter of Credit sets forth in full our undertaking, and such undertaking shall not in any way be modified, amended, amplified or limited by reference to any document, instrument or agreement referred to herein (including, without limitation, the Bonds), except only certificates required herein and the Uniform Customs referred to herein; and any such reference

PAGE 8 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

shall not be deemed to incorporate herein by reference any document, instrument or agreement except such certificates.

     We hereby agree that all drawings made in compliance with the terms of this Letter of Credit will be duly honored by us upon receipt of the certificates as specified if presented at such office on or before the Expiry Date.

Very truly yours,

M&I MARSHALL & ILSLEY BANK

By	/s/ PAT SEAGO, VP

Authorized Officer

EXHIBIT A, PAGE 1 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

CERTIFICATE FOR THE PAYMENT OF THE $5,630,000 VARIABLE RATE DEMAND PURCHASE REVENUE BONDS (LIFECORE BIOMEDICAL, INC. PROJECT), SERIES 2004 OF THE CITY OF CHASKA, MINNESOTA (“A Drawing”)

M&I Marshall & Ilsley Bank
770 North Water Street
Milwaukee WI 53202
Attention: Trade Services-IRB LC - 10th Floor

     The undersigned, a duly authorized officer of                                                                               (the “Trustee”), hereby certifies to M&I Marshall & Ilsley Bank (“M&I”) with reference to M&I Marshall & Ilsley Bank Irrevocable Letter of Credit Number SB/IRB 314 (the “Letter of Credit”; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by M&I in favor of the Trustee, that:

     (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     (2) The Trustee is making A Drawing under the Letter of Credit for the benefit of the holders or beneficial owners of the Bonds and with respect to the payment of principal of the Bonds.

     (3) The amount of principal of the Bonds which is due and payable (whether at maturity or upon acceleration or prepayment or call for redemption) on the date of this Certificate or on the Business Day immediately following the date hereof is $                   , and such amount does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment of principal of the Bonds. The Stated Amount has been reduced to $                   , after taking into account the principal payment and accrued interest thereon of 45 days at 10% interest. The amount which is being drawn does not cover any premium on the Bonds or any fees or expenses related thereto. The amount which is being drawn does not cover any amounts due with respect to any Credit Facility Bonds.

     (4) The date of this Certificate is the date on which or the Business Day immediately preceding the date on which the principal amount described in the first sentence of paragraph (3) of this Certificate is due on the Bonds (whether at maturity or upon acceleration or prepayment or call for redemption). The date on which the principal amount is due on the Bonds is                    .

EXHIBIT A, PAGE 2 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

     (5) The amount of this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

     (6) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the appropriate amount owing on account of the Bonds pursuant to the Indenture, and (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with any other funds held by the undersigned.

     (7) Please remit the proceeds to                                       .1

     (8) This certificate is being presented (i) as a result of an acceleration of the obligations of the Bond issuer to pay principal on the Bonds as a result of an Event of Default under the Indenture or (ii) as a result of redemption in whole of the Bonds or (iii) as a result of payment in full of the Bonds at their stated maturity. If so permitted by the Indenture, you have not purchased the Bonds with respect to this drawing.2

     (9) The original Letter of Credit and all amendments related thereto are presented herewith.2

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the                     day of                                       ,                    .

[Trustee]

By:

Title:

Telephone No.

[1]	Insert wire transfer instructions.

[2]	Include in Certificate only if certificate covers a final drawing hereunder or acceleration of the Bonds.

EXHIBIT B, PAGE 1 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

CERTIFICATE FOR THE PAYMENT OF THE $5,630,000 VARIABLE RATE DEMAND PURCHASE REVENUE BONDS (LIFECORE BIOMEDICAL, INC. PROJECT), SERIES 2004 OF THE CITY OF CHASKA, MINNESOTA (“B Drawing”)

M&I Marshall & Ilsley Bank
770 North Water Street
Milwaukee WI 53202
Attention: Trade Services-IRB LC – 10th Floor

     The undersigned, a duly authorized officer of                                                           (the “Trustee”), hereby certifies to M&I Marshall & Ilsley Bank (“M&I”) with reference to M&I Marshall & Ilsley Bank Irrevocable Letter of Credit Number SB/IRB 314 (the “Letter of Credit”; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by M&I in favor of the Trustee, that:

     (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     (2) The Trustee is making A Drawing under the Letter of Credit for the benefit of the holders or beneficial owners of the Bonds and with respect to the payment of the purchase price of the tendered Bonds or beneficial ownership interests. The Trustee hereby demands payment under the Letter of Credit in the amount of $                    for the payment of the purchase price of the tendered Bonds or beneficial ownership interests which are being purchased. Of such amount, $                    is demanded with respect to the principal component of such purchase price, and $                    is demanded with respect to the interest component of such purchase price.

     (3) The amount demanded does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of the payment of the purchase price of the Bonds or beneficial ownership interests tendered. The amount which is being drawn does not cover any premium on the Bonds or any fees or expenses related thereto or any amounts due with respect to any Credit Facility Bonds.

     (4) The Stated Amount will automatically be reduced in the amount of $                   , being the sum of the principal component drawn hereunder, as set forth in paragraph 2, plus 45 days’ interest on such principal component at 10% per annum. The Stated Amount, as so reduced, will be $                   .

EXHIBIT B, PAGE 2 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

     (5) The date of this Certificate is the date on which the purchase price of the tendered Bonds or beneficial ownership interests described in paragraph (2) of this Certificate is due pursuant to the terms of the Indenture.

     (6) The amount of this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

     (7) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the purchase of the tendered Bonds or beneficial ownership interests required under the Indenture or deposit such amount into the Bond Fund to cover untendered Bonds which are subject to tender under the Indenture, and (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with any other funds held by the undersigned except that amounts deposited into the [bond purchase account] may be commingled with proceeds from the remarketing of Bonds.

     (8) Please remit the proceeds to                                       .1

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the                     day of                                       ,                    .

[Trustee]

By:

Title:

Telephone No.

[1]	Insert wire transfer instructions.

EXHIBIT C, PAGE 1 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

CERTIFICATE FOR THE PAYMENT OF THE $5,630,000 VARIABLE RATE DEMAND PURCHASE REVENUE BONDS (LIFECORE BIOMEDICAL, INC. PROJECT), SERIES 2004 OF THE CITY OF CHASKA, MINNESOTA (“C Drawing”)

M&I Marshall & Ilsley Bank
770 North Water Street
Milwaukee WI 53202
Attention: Trade Services-IRB LC - 10th Floor

     The undersigned, a duly authorized officer of                                                           (the “Trustee”), hereby certifies to M&I Marshall & Ilsley Bank (“M&I”) with reference to M&I Marshall & Ilsley Bank Irrevocable Letter of Credit Number SB/IRB 314 (the “Letter of Credit”; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) issued by M&I in favor of the Trustee, that:

     (1) The Trustee is the Trustee under the Indenture for the holders of the Bonds.

     (2) The Trustee is making A Drawing under the Letter of Credit for the benefit of the holders or beneficial owners of the Bonds and with respect to the payment of interest on the Bonds. The Trustee hereby demands payment under the Letter of Credit in the amount of $                    for the payment of interest accrued on the Bonds (whether at a scheduled interest payment date or upon acceleration, prepayment or call for redemption).

     (3) The amount demanded hereby does not exceed the amount available on the date hereof to be drawn under the Letter of Credit in respect of payment of interest accrued on the Bonds. The amount demanded does not cover any premium on the Bonds or any fees or expenses related thereto or any amounts due with respect to any Credit Facility Bonds.

     (4) The date of this Certificate is the date on which or the Business Day immediately preceding the date on which the interest amount described in paragraph (2) of this Certificate is due on the Bonds. The date on which the interest amount is due on the Bonds is                                       .

     (5) The amount of this Certificate was computed in accordance with the terms and conditions of the Bonds and the Indenture.

EXHIBIT C, PAGE 2 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

     (6) Upon receipt by the undersigned of the amount demanded hereby, (a) the undersigned will apply the same directly to the payment when due of the appropriate interest amount owing on account of the Bonds pursuant to the Indenture, and (b) no portion of said amount shall be applied by the undersigned for any other purpose, and (c) no portion of said amount shall be commingled with any other funds held by the undersigned.

     (7) Please remit the proceeds to                                       .1

     (8) This Certificate is presented in connection with an acceleration of the Bonds. The payment date on the Bonds is                                       ,                     and the date to which interest on the Bonds is accrued is                                       ,                    , both of which dates are not more than fourteen (14) calendar days after the date of the acceleration of the Bonds under the Indenture because of the occurrence of an Event of Default.2

     (9) The original Letter of Credit and all amendments related thereto are presented herewith.3

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the                     day of                                       ,                    .

[Trustee]

By:

Title:

Telephone No.

[1]	Insert wire transfer instructions.

[2]	Include in Certificate only if certificate covers an acceleration of the Bonds.

[3]	Include in Certificate only if certificate covers a final drawing hereunder or acceleration of the Bonds.

EXHIBIT D WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

INSTRUCTION TO TRANSFER IN ENTIRETY

                                      ,

M&I Marshall & Ilsley Bank
770 North Water Street
Milwaukee WI 53202
Attention: Trade Services-IRB LC – 10th Floor

     Re: Irrevocable Letter of Credit Number SB/IRB 314

     For value received, the undersigned beneficiary hereby irrevocably transfers to:

(Name of Transferee)

(Address)

Attention:

Telephone / Facsimile
Nbrs:

all rights of the undersigned beneficiary to draw under the above Letter of Credit in its entirety. Said transferee has succeeded the undersigned as Trustee under the Indenture of Trust dated as of August 1, 2004, between the City of Chaska, Minnesota, and the undersigned.

     By this transfer, all rights of the undersigned beneficiary in such Letter of Credit are transferred to the transferee and the transferee shall hereafter have the sole rights as beneficiary thereof; provided, however, that no rights shall be transferred to a transferee unless such transfer complies with the requirements of such Letter of Credit pertaining to transfers.

     The original Letter of Credit and all amendments are returned herewith and in accordance therewith we ask you to either (a) issue a new irrevocable letter of credit in favor of the transferee with provisions consistent with the Letter of Credit, except for the change in beneficiary and which will reflect any amendments then applicable or (b) endorse on the reverse side of this Letter of Credit the new beneficiary and forward the Letter of Credit to the new beneficiary.

EXHIBIT D, PAGE 2 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

Very truly yours,

[Trustee]

By:

[Trustee]

Telephone No.

SIGNATURE GUARANTEE

[Name of Bank]

By:

Telephone No.

EXHIBIT E WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

CERTIFICATE FOR THE REDUCTION OF LETTER OF CREDIT FOR THE $5,630,000 VARIABLE RATE DEMAND PURCHASE REVENUE BONDS (LIFECORE BIOMEDICAL, INC. PROJECT), SERIES 2004 OF THE CITY OF CHASKA, MINNESOTA

M&I Marshall & Ilsley Bank
770 North Water Street
Milwaukee WI 53202
Attention: Trade Services-IRB LC – 10th Floor

     The undersigned, a duly authorized officer of                                                           (the “Trustee”), hereby certifies to M&I Marshall & Ilsley Bank (“M&I”) with reference to M&I Marshall & Ilsley Bank Irrevocable Letter of Credit Number SB/IRB 314 (the “Letter of Credit”; any capitalized term used herein and not defined shall have its respective meaning as set forth in the Letter of Credit) as follows:

     (1) Bonds in the principal amount of $                    have been redeemed under the Indenture by a prepayment of such Bonds under the terms of the Indenture, other than Letter of Credit proceeds. Forty-five days of interest on such prepaid principal amount at 10% per annum is $                   . The Principal Portion, Interest Portion and Stated Amount of the Letter of Credit shall be irrevocably reduced accordingly, to take into account such reduction of principal and interest. Thus, the Stated Amount of the Letter of Credit, effective on the date of this Certificate, is $                    representing the Principal Portion of $                    and the Interest Portion of $                   .

     (2) The original Letter of Credit and all amendments related thereto are presented herewith.1

[1]	Include when Stated Amount is zero.

EXHIBIT E, PAGE 2 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

     IN WITNESS WHEREOF, the undersigned has executed and delivered this Certificate as of the                     day of                                       ,                    .

[Trustee]

By:

Title:

Telephone No.

EXHIBIT F WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

NOTICE OF DELIVERY OF SUBSTITUTE LETTER OF CREDIT FOR SB/IRB 314 FOR THE $5,630,000 VARIABLE RATE DEMAND PURCHASE REVENUE BONDS (LIFECORE BIOMEDICAL, INC. PROJECT), SERIES 2004 OF THE CITY OF CHASKA, MINNESOTA

M&I Marshall & Ilsley Bank
770 North Water Street
Milwaukee WI 53202
Attn: Trade Services-IRB LC – 10th Floor

     The undersigned, a duly authorized officer of                                                           (the “Trustee”) hereby certifies to M&I Marshall & Ilsley Bank with reference to M&I Marshall & Ilsley Bank Irrevocable Letter of Credit Number SB/IRB 314 (the “Letter of Credit”) that a Substitute Letter of Credit as defined in the Indenture has been issued in substitution for the Letter of Credit issued by M&I Marshall & Ilsley Bank. The effective date of such Substitute Letter of Credit is prior to the date of this certificate. We are hereby returning to you for termination your Letter of Credit and all amendments related thereto.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the                     day of                                       ,                    .

[Trustee]

By:

Title:

Telephone No.

EXHIBIT G WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

NOTICE OF DISCHARGE OF INDENTURE

M&I Marshall & Ilsley Bank
770 North Water Street
Milwaukee WI 53202
Attn: Trade Services-IRB LC – 10th Floor

     The undersigned, a duly authorized officer of                                                           (the “Trustee”) hereby certifies to M&I Marshall & Ilsley Bank with reference to M&I Marshall & Ilsley Bank Irrevocable Letter of Credit Number SB/IRB 314 (the “Letter of Credit”) that no Variable Rate Demand Purchase Revenue Bonds (Lifecore Biomedical, Inc. Project), Series 2004 of the City of Chaska, Minnesota, remain outstanding under the Indenture and the Indenture has been discharged and thus that the Letter of Credit issued by M&I Marshall & Ilsley Bank hereby terminates. We are hereby returning to you your Letter of Credit and all amendments related thereto.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the                     day of                                       ,                    .

[Trustee]

By:

Title:

Telephone No.

EXHIBIT H WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

NOTICE OF AMOUNT OF LETTER OF CREDIT BEING REINSTATED AFTER B DRAWING

M&I Marshall & Ilsley Bank
770 North Water Street
Milwaukee WI 53202
Attn: Trade Services-IRB LC – 10th Floor

     The undersigned, a duly authorized officer of                                                           (the “Trustee”) hereby certifies to M&I Marshall & Ilsley Bank with reference to M&I Marshall & Ilsley Bank Irrevocable Letter of Credit Number SB/IRB 314 (the “Letter of Credit”) that $                    principal amount of the Bonds or beneficial ownership interests purchased with the proceeds of a B Drawing have been remarketed. We understand that you have received in full the resale proceeds from the remarketing of such Bonds or beneficial ownership interests and all other funds due you. Thus, the Stated Amount of the Letter of Credit, effective on the date of this Certificate, shall be reinstated by the amount of $                    representing the Principal Portion of $                    and the Interest Portion of $                    (which Interest Portion represents 45 days of interest on such Principal Portion at the rate of 10% per annum). The Stated Amount of the Letter of Credit after this reinstatement is $                    with respect to the Bonds.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the                     day of                                       ,                    .

[Trustee]

By:

Title:

Telephone No.

EXHIBIT H, PAGE 2 WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE

ACKNOWLEDGMENT

     M&I Marshall & Ilsley Bank hereby acknowledges that the Stated Amount of the Letter of Credit has been reinstated on                                       ,                     and the Stated Amount of the Letter of Credit after this reinstatement is $                   .

M&I MARSHALL & ILSLEY BANK

By:

Title:

Telephone No.

EXHIBIT I WHICH FORMS AN INTEGRAL PART OF IRREVOCABLE LETTER OF CREDIT NO. SB/IRB 314 ISSUED IN FAVOR OF: WELLS FARGO BANK, NATIONAL ASSOCIATION, AS TRUSTEE.

NOTICE OF CONVERSION

M&I Marshall & Ilsley Bank
770 North Water Street
Milwaukee WI 53202
Attn: Trade Services-IRB LC – 10th Floor

     The undersigned, a duly authorized officer of                                                           (the “Trustee”) hereby certifies to M&I Marshall & Ilsley Bank with reference to M&I Marshall & Ilsley Bank Irrevocable Letter of Credit Number SB/IRB 314 (the “Letter of Credit”) that a Conversion Date with respect to the Bonds occurred on                                        [insert date] and thus that the Letter of Credit issued by M&I Marshall & Ilsley Bank hereby terminates. We are hereby returning to you your Letter of Credit and all amendments related thereto.

     IN WITNESS WHEREOF, the Trustee has executed and delivered this Certificate as of the                     day of                                       ,                    .

[Trustee]

By:

Title:

Telephone No.